                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                      CASE NO.           01-53291
                                                          --------------

                                          CHAPTER 11
                                          MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

--------------------------------------------------------------------------------
                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Jul-02                 PETITION DATE:     07/02/01
                -------------                             --------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                       END OF CURRENT       END OF PRIOR          AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                           MONTH               MONTH                FILING(1)
                                                                       --------------      --------------        ---------------
    a.  Current Assets                                                  $140,585,713        $141,411,570
                                                                       --------------      --------------
    b.  Total Assets                                                    $315,193,453        $316,032,403           $922,513,084
                                                                       --------------      --------------        ---------------
    c.  Current Liabilities                                               $2,517,059          $2,606,415
                                                                       --------------      --------------
    d.  Total Liabilities                                               $336,212,628        $336,302,807           $340,671,459
                                                                       --------------      --------------        ---------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                           CUMULATIVE
                                                                       CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                       --------------      --------------        ---------------

    a.  Total Receipts                                                      $191,186            $249,254            $18,164,135
                                                                       --------------      --------------        ---------------
    b.  Total Disbursements                                                 $929,209         $39,617,304            $72,576,062
                                                                       --------------      --------------        ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)         ($738,023)       ($39,368,050)          ($54,411,927)
                                                                       --------------      --------------        ---------------
    d.  Cash Balance Beginning of Month                                 $133,657,092        $173,025,142           $187,330,996
                                                                       --------------      --------------        ---------------
    e.  Cash Balance End of Month (c + d)                               $132,919,069        $133,657,092           $132,919,069
                                                                       --------------      --------------        ---------------

                                                                                                                    CUMULATIVE
                                                                       CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                       --------------      --------------        ---------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                         ($730,554)            $52,237          ($571,894,274)
                                                                       --------------      --------------        ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $5,204,790          $5,212,106
                                                                       --------------      --------------
6.  POST-PETITION LIABILITIES                                             $2,517,059          $2,606,415
                                                                       --------------      --------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $456,549            $644,405
                                                                       --------------      --------------

AT THE END OF THIS REPORTING MONTH:                                                        YES            NO
                                                                                           ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the normal    [ ]            [X]
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                        [X]            [ ]

10. If the answer is yes to 8 or 9, were all such payments approved by the court?          [X]            [ ]

11. Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason for payment,
    and name of payee)                                                                     [ ]            [X]

12. Is the estate insured for replacement cost of assets and for general liability?        [X]            [ ]

13. Are a plan and disclosure statement on file?                                           [X](2)         [ ]

14. Was there any post-petition borrowing during this reporting period?                    [ ]            [X]

15. Check if paid: Post-petition taxes  (3);       U.S. Trustee Quarterly Fees [X]; Check if filing is current for: Post-petition
    tax reporting and tax returns:      [X].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

    (1)  AS MAINTAINED ON THE DEBTOR'S BOOKS.

    (2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

    (3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: August 19, 2002                   /s/ Eugene A. Reilly
      ---------------                   ----------------------------------------
                                        Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                            DATE OF PAYMENT     AMOUNT PAID
Nightingale & Assoc., LLC                           7/12/2002        $ 48,657.50
Akin, Gump, Strauss, Hauer & Feld                   7/12/2002        $ 17,957.64
Ernst & Young                                       7/12/2002        $122,500.00
Murphy Sheneman Julian & Rogers                     7/12/2002        $195,167.60
Pachulski, Stang, Ziehl, Young & Jones              7/12/2002        $ 21,865.40
Gibson, Dunn & Crutcher                             7/12/2002        $ 38,362.76
PriceWaterhouseCoopers                              7/12/2002        $ 99,950.17
                                                                     -----------
                                                                     $544,461.07
                                                                     ===========

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                               For the Month Ended    07/31/02
                                                    ------------

             CURRENT MONTH
-----------------------------------------
                                                                                                      CUMULATIVE      NEXT MONTH
  ACTUAL        FORECAST(1)    VARIANCE                                                             (CASE TO DATE)    FORECAST(2)
-----------     -----------   -----------                                                           ---------------   -----------
                                              REVENUES:
        $0          n/a           n/a       1   Gross Sales                                             $1,944,095        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a       2   less: Sales Returns & Allowances                                          n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a       3   Net Sales                                               $1,944,095        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a       4   less: Cost of Goods Sold    (Schedule 'B')             $13,523,137        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a           Gross Profit                                          ($11,579,042)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
  $175,585          n/a           n/a       6   Interest                                                $4,498,002        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a       7   Other Income:   Proceeds from sale of                   $1,779,385        n/a
-----------     -----------   -----------                             ----------------------------  ---------------   -----------
                                            8           common stock in Packeteer, Inc.
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
                                            9
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
  $175,585          n/a           n/a      10       TOTAL REVENUES                                     ($5,301,655)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
                                              EXPENSES:
        $0          n/a           n/a      11   Compensation to Owner(s)/Officer(s)                       $339,114        n/a
-----------     -----------   -----------                                                           ---------------   -----------
   $51,444          n/a           n/a      12   Salaries(4)                                             $3,700,378        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a      13   Commissions                                                $16,225        n/a
-----------     -----------   -----------                                                           ---------------   -----------
    $6,965          n/a           n/a      14   Contract Labor                                            $685,946        n/a
-----------     -----------   -----------                                                           ---------------   -----------
                                                Rent/Lease:
        $0          n/a           n/a      15       Personal Property                                      $63,284        n/a
-----------     -----------   -----------                                                           ---------------   -----------
   $10,467          n/a           n/a      16       Real Property                                       $4,266,076        n/a
-----------     -----------   -----------                                                           ---------------   -----------
   $80,473          n/a           n/a      17   Insurance                                               $1,129,317        n/a
-----------     -----------   -----------                                                           ---------------   -----------
                                           18   Management Fees
-----------     -----------   -----------                                                           ---------------   -----------
      $393          n/a           n/a      19   Depreciation                                           $32,789,112        n/a
-----------     -----------   -----------                                                           ---------------   -----------
                                              Taxes:
                                           20       Employer Payroll Taxes
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a      21       Real Property Taxes                                    $16,822        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a      22       Other Taxes                                           $280,309        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a      23   Other Selling                                             $359,386        n/a
-----------     -----------   -----------                                                           ---------------   -----------
  $145,227          n/a           n/a      24   Other Administrative                                    $2,357,711        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a      25   Interest Expense                                        $1,726,246        n/a
-----------     -----------   -----------                                                           ---------------   -----------
   $44,296          n/a           n/a      26   Other Expenses: Bonus                                   $1,543,468        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a      27                   Overtime                                   $29,404        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      28                   Fringe benefit                            $896,383        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      29                   Severance                                 $912,712        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      30                   Repair & Maintenance                    $1,146,626        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      31                   Travel                                    $134,364        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      32                   Telephone                                 $404,055        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      33                   IS & Facility Allocation               ($1,483,937)       n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      34                   Cleaning Services                          $91,697        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
  $339,265          n/a           n/a      35       TOTAL EXPENSES                                     $51,404,698        n/a
-----------     -----------   -----------                                                           ---------------   -----------
 ($163,680)         n/a           n/a      36 SUBTOTAL                                                ($56,706,353)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
                                              REORGANIZATION ITEMS:
 ($518,374)         n/a           n/a      37   Professional Fees                                     ($10,251,386)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
                    n/a           n/a      38   Provisions for Rejected Executory Contracts                               n/a
-----------     -----------   -----------                                                           ---------------   -----------
                    n/a           n/a      39   Interest Earned on Accumulated Cash from                                  n/a
-----------     -----------   -----------       Resulting Chp 11 Case                               ---------------   -----------

        $0          n/a           n/a      40   Gain or (Loss) from Sale of Equipment                ($491,930,622)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
   ($8,500)         n/a           n/a      41   U.S. Trustee Quarterly Fees                               ($39,500)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
  ($40,000)         n/a           n/a      42   Writeoff of Pre-Petition Fringe Benefit Accrual         $1,068,719        n/a
-----------     -----------   -----------                                                           ---------------   -----------
        $0          n/a           n/a      43   Writeoff of Pre-Petition Accrued Bonus                  $4,909,952        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      44   Writeoff of Debt & Warrant Offering Cost               ($7,255,999)       n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      45   Writeoff of Deferred Cost of Sales                     ($2,961,114)       n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      46   Writeoff of Investment in Subsidiaries                 ($5,185,973)       n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      47   Writeoff Prepaid Expenses                              ($2,064,761)       n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      48    Settlement Charges                                    ($1,457,923)       n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      49    Expenses for pre-petition liabilities(3)                ($750,000)       n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0          n/a           n/a      50    Refund on collocation site                               $189,354        n/a
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
        $0                                 51    Gain on adjustment of pre-petition bond interest         $541,332
-----------     -----------   -----------     ----------------------------------------------------  ---------------   -----------
 ($566,874)         n/a           n/a      52       TOTAL REORGANIZATION ITEMS                       ($515,187,921)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
 ($730,554)         n/a           n/a      53  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES        ($571,894,274)       n/a
-----------     -----------   -----------                                                           ---------------   -----------
                    n/a           n/a      54   Federal & State Income Taxes                                    $0        n/a
-----------     -----------   -----------                                                           ---------------   -----------
 ($730,554)         n/a           n/a      55 NET PROFIT (LOSS)                                      ($571,894,274)       n/a
===========     ===========   ===========                                                           ===============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.

(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                               FOR THE MONTH ENDED    07/31/02
                                                    ------------

    ASSETS

                                                                            FROM SCHEDULES     BOOK VALUE
                                                                            --------------     ----------
      CURRENT ASSETS

 1         Cash, cash equivalents and short term investment - unrestricted                    $125,430,977
                                                                                             --------------
 2         Cash, cash equivalents and short term investment - restricted                        $7,488,092
                                                                                             --------------
 3         Accounts receivable (net)                                               A            $5,204,790
                                                                                             --------------
 4         Inventory(2)                                                            B                    $0
                                                                                             --------------
 5         Prepaid expenses                                                                     $1,111,346
                                                                                             --------------
 6         Professional retainers                                                                  $99,278
                                                                                             --------------
 7         Other:    Deferred Cost of Sales(3)                                                          $0
                     -------------------------------------------------------                 --------------
 8                   Deposits                                                                   $1,249,847
                     -------------------------------------------------------                 --------------
 9                   Other receivable                                                                   $0
                     -------------------------------------------------------                 --------------
10                   Others                                                                         $1,383
           -----------------------------------------------------------------                 --------------
11                   TOTAL CURRENT ASSETS                                                     $140,585,713
                                                                                             --------------
      PROPERTY AND EQUIPMENT (BOOK VALUE)(2)

12         Real property                                                           C                    $0
                                                                                             --------------
13         Machinery and equipment                                                 D                $3,772
                                                                                             --------------
14         Furniture and fixtures                                                  D                    $0
                                                                                             --------------
15         Network equipment                                                       D                    $0
                                                                                             --------------
16         Leasehold improvements                                                  D                    $0
                                                                                             --------------
17         Vehicles                                                                D                    $0
                                                                                             --------------
18         Other:                                                                  D
                     -------------------------------------------------------                 --------------
19                                                                                 D
           -----------------------------------------------------------------                 --------------
20                   TOTAL PROPERTY AND EQUIPMENT                                                   $3,772
                                                                                             --------------
      OTHER ASSETS

21         Network Equipment & Inventory(2)                                                             $0
                                                                                             --------------
22         Deferred Cost of Sales-Long term(3)                                                          $0
                                                                                             --------------
23         Long Term Deposits                                                                     $642,064
                                                                                             --------------
24         Investment in subsidiaries(3)                                                                $0
           -----------------------------------------------------------------                 --------------
25         WCS Spectrum                                                                         $1,206,493
           -----------------------------------------------------------------                 --------------
26         Debt & Warrant Offering- 2000(3)                                                             $0
           -----------------------------------------------------------------                 --------------
27         Intercompany receivables-Metricom DC, LLC(1)                                       $172,755,411
           -----------------------------------------------------------------                 --------------
28                   TOTAL OTHER ASSETS                                                       $174,603,968
                                                                                             --------------
29                        TOTAL ASSETS                                                        $315,193,453
                                                                                             ==============

    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

        (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

        (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the books on 12/31/01.

        ------------------------------------------------------------------------
        The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
        ------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

      POST-PETITION

           CURRENT LIABILITIES

30                   Salaries and wages                                                                  $0
                                                                                             ---------------
31                   Payroll taxes                                                                       $0
                                                                                             ---------------
32                   Real and personal property taxes                                                    $0
                                                                                             ---------------
33                   Bonus                                                                          $44,296
                                                                                             ---------------
34                   Vacation                                                                            $0
                                                                                             ---------------
35                   Sales and use tax payable                                                      $15,868
                                                                                             ---------------
36                   Accounts payable (trade)                                      A             $1,061,408
                                                                                             ---------------
37                   Franchise Tax Payable                                                           $8,035
                                                                                             ---------------
38                   Fringe Benefits Applied                                                        $16,452
                                                                                             ---------------
39                   Accrued professional fees                                                   $1,383,000
                                                                                             ---------------
40                   Current portion of long-term post-petition debt
                     (due within 12 months)
                                                                                             ---------------
41                   Other:       Others                                                           ($12,000)
                                  ------------------------------------------                 ---------------
42

                     -------------------------------------------------------                 ---------------
43

                     -------------------------------------------------------                 ---------------
44                   TOTAL CURRENT LIABILITIES                                                   $2,517,059
                                                                                             ---------------
45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                          $0
                                                                                             ---------------
46                   TOTAL POST-PETITION LIABILITIES                                             $2,517,059
                                                                                             ---------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                   Secured claims                                                F             $3,470,874
                                                                                             ---------------
48                   Priority unsecured claims                                     F             $3,638,869
                                                                                             ---------------
49                   General unsecured claims                                      F           $326,585,826
                                                                                             ---------------
50                   TOTAL PRE-PETITION LIABILITIES                                            $333,695,569
                                                                                             ---------------
51                   TOTAL LIABILITIES                                                         $336,212,628
                                                                                             ---------------
    EQUITY (DEFICIT)

52         Retained Earnings/(Deficit) at time of filing(1)                                   ($885,004,240)
                                                                                             ---------------
53         Capital Stock                                                                            $30,920
                                                                                             ---------------
54         Additional paid-in capital                                                          $790,757,686
                                                                                             ---------------
55         Warrants to purchase Common Stock                                                     $6,328,173
                                                                                             ---------------
56         Accum other comprehensive income                                                         $84,657
                                                                                             ---------------
57         Cumulative profit/(loss) since filing of case                                      ($571,894,274)
                                                                                             ---------------
           Preferred Stock                                                                     $638,677,904
                                                                                             ---------------
58         Equity adjustment for pre-petition liabilities due
           to Chapter 11 filing(2)                                                                       $0
                                                                                             ---------------
59                   TOTAL EQUITY (DEFICIT)                                                    ($21,019,174)
                                                                                             ---------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $315,193,453
                                                                                             ===============


    NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

          (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operating Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                     ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
                                                  [PRE AND POST PETITION] [POST PETITION]   POST PETITION DEBT
                                                  ----------------------- ----------------  ------------------
     0 -30 Days                                                       $0        $604,859
                                                  ----------------------- ---------------
     31-60 Days                                                       $0         $52,429
                                                  ----------------------- ---------------
     61-90 Days                                                       $0              $0            $456,549(1)
                                                  ----------------------- ---------------   -----------------
     91+ Days                                                 $6,850,154        $404,120
                                                  ----------------------- ---------------
     Total accounts receivable/payable                        $6,850,154      $1,061,408
                                                  ----------------------- ===============
     Allowance for doubtful accounts                          $1,645,364
                                                  -----------------------
     Accounts receivable (net)                                $5,204,790
                                                  =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
----------------------------------                                     ------------------
                                                                                                                      --------------
                                                  INVENTORY(IES)
                                                    BALANCE AT
                                                   END OF MONTH        INVENTORY BEGINNING OF MONTH                              $0
                                                                                                                      --------------
                                                                       Add -
     Retail/Restaurants -                                                Net purchase
                                                                                                                      --------------
       Product for resale                                                Direct labor
                                                 ----------------                                                     --------------
                                                                         Manufacturing overhead
                                                                                                                      --------------
     Distribution -                                                      Freight in
                                                                                                                      --------------
       Products for resale                                               Other:                                                  $0
                                                 ----------------                                                     --------------
                                                                                                                                 $0
                                                                       --------------------------------------------   --------------
     Manufacturer -                                                                                                              $0
                                                                       --------------------------------------------   --------------
       Raw Materials                                          $0
                                                 ----------------
       Work-in-progress                                       $0       Less -
                                                 ----------------
       Finished goods                                         $0         Inventory End of Month                                  $0
                                                 ----------------                                                     --------------
                                                                         Shrinkage
                                                                                                                      --------------
     Other - Explain                                                     Inventory sold and write off
                                                 ----------------                                                     --------------

     ----------------------------------
                                                                       Cost of Goods Sold                                        $0
     ----------------------------------                                                                               ==============
         TOTAL                                                $0
                                                 ================

     METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
                     Yes [ ]          No [ ]
     How often do you take a complete physical inventory?              Valuation methods -
                                                                           FIFO cost
                                                                                                                                ---
       Weekly                                                              LIFO cost
                                ---------                                                                                       ---
       Monthly                                                             Lower of cost or market
                                ---------                                                                                       ---
       Quarterly                                                           Retail method
                                ---------                                                                                       ---
       Semi-annually                                                       Other
                                ---------                                                                                       ---
       Annually                                                              Explain
                                ---------
Date of last physical inventory was       Not Applicable
                                       --------------------            -------------------------------------------------------------

                                                                       -------------------------------------------------------------
Date of next physical inventory is        Not Applicable
                                       --------------------            -------------------------------------------------------------

NOTE:
     (1) Represents the 20% holdback of approved professional fees and $404,120 of professional fee invoice from Houlihan Lokey.

                                   SCHEDULE C
                                  REAL PROPERTY

                                                                                           MARKET
Description                                                                 COST            VALUE
                                                                            ----          ----------
        None                                                                    $0               $0
        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------
        Total                                                                   $0               $0
                                                                       ============     ============

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                                 COST          BOOK VALUE
                                                                            ----          ----------
Machinery & Equipment -
        ---------------------------------------------------
        Computer Hardware                                                  $21,302          $21,302
        ---------------------------------------------------            ------------     ------------
           Accumulated Depreciation                                       ($17,530)        ($17,530)
        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------
        Total                                                               $3,772           $3,772
                                                                       ============     ============
Furniture & Fixtures -

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------
        Total                                                                   $0               $0
                                                                       ============     ============
Network  Equipment -

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------
        Total                                                                   $0               $0
                                                                       ============     ============
Leasehold Improvements -

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------
        Total                                                                   $0               $0
                                                                       ============     ============
Vehicles -

        ---------------------------------------------------            ------------     ------------

        ---------------------------------------------------            ------------     ------------
        Total                                                                   $0               $0
                                                                       ============     ============

NOTE:
     (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE (1)                                       0-30 DAYS 31-60 DAYS  61-90 DAYS  91+ DAYS    TOTAL
                                                        --------- ----------  ----------  --------    -----
Federal
         Income Tax Withholding                               $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         FICA - Employee                                      $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         FICA - Employer                                      $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Unemployment (FUTA)                                  $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Income                                               $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Other (Attach List)                                  $0                                         $0
                                                        --------- ----------  ----------  --------  --------
TOTAL FEDERAL TAXES                                           $0         $0          $0        $0        $0
                                                        --------- ----------  ----------  --------  --------
STATE AND LOCAL
         Income Tax Withholding                               $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Unemployment (UT)                                    $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Disability Insurance (DI)                            $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Empl. Training Tax (ETT)                             $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Sales and Use Tax                                    $0                          $15,868   $15,868
                                                        --------- ----------  ----------  --------  --------
         Excise                                               $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Real property (2)                                    $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Personal property (2)                                $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Income                                               $0                                         $0
                                                        --------- ----------  ----------  --------  --------
         Other (Franchise Tax)                                $0         $0          $0    $8,035    $8,035
                                                        --------- ----------  ----------  --------  --------
TOTAL STATE & LOCAL TAXES                                     $0         $0          $0   $23,903   $23,903
                                                        --------- ----------  ----------  --------  --------
TOTAL TAXES                                                   $0         $0          $0   $23,903   $23,903
                                                        ========= ==========  ==========  ========  ========

(1)  ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

(2) IN PRIOR MONTHLY OPERATING REPORTS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES, WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                      CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                          AMOUNT (2)     AMOUNT (3)
-------------------------------------------                                          ----------     ----------
         Secured claims  (1)                                                         $3,470,874     $3,470,874
                                                                                   -------------  -------------
         Priority claims other than taxes                                                $4,650       $364,522
                                                                                   -------------  -------------
         Priority tax claims                                                         $1,979,948     $3,274,347
                                                                                   -------------  -------------
         General unsecured claims                                                  $961,883,175   $326,585,826
                                                                                   -------------  -------------

     (1) The balance represents the amount originally filed in the Debtors' Schedule of Assets and Liabilities (SoAL).

     (2) The above amount represents the total claimed amount originally filed. As of 7/31/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent Monthly Operating Reports.

     (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 7/31/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 7/31/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount. In addition, on 6/14/02 approximately $39,000,000 was paid to the Bondholders for the accrual interest and principal.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                               ACCOUNT 1            ACCOUNT 2       ACCOUNT 3       ACCOUNT 4
                                                               ---------            ---------       ---------       ---------
Bank                                                    Please refer to attached statement.
                                                        ----------------------------------------  -------------  --------------
Account Type
                                                        --------------------- ------------------  -------------  --------------
Account No.
                                                        --------------------- ------------------  -------------  --------------
Account Purpose
                                                        --------------------- ------------------  -------------  --------------
Balance, End of Month
                                                        --------------------- ------------------  -------------  --------------
Total Funds on Hand for all Accounts                            $132,919,069
                                                        ---------------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                                                       7/31/2002       7/31/2002
                             ACCOUNT NO.              ACCOUNT TYPE            ACCOUNT PURPOSE         BANK BALANCE    BOOK BALANCE
BANKS
Wells Fargo General
  Account                    4487-098311             General Banking          General Banking                   $0              $0
Wells Fargo Controlled
  Disbursement Account       4759-600877             General Banking          General Banking                   $0              $0
Wells Fargo Southeast PC
  Account                    4375-685799             General Banking          General Banking                   $0              $0
Wells Fargo Northeast
  Account                    4375-685815             General Banking          General Banking                   $0              $0
Wells Fargo Western
  Region Account             4375-685823             General Banking          General Banking                   $0              $0
Wells Fargo Northern
  Central Account            4375-686193             General Banking          General Banking                   $0              $0
Wells Fargo Ricochet
  Account                    4487-098485             General Banking          General Banking                   $0              $0
Wells Fargo Metricom
  Account                    4496-812934             General Banking          General Banking                   $0              $0
Wells Fargo Flex Benefits
  Account                    4761-067420             General Banking          General Banking                   $0              $0
Wells Fargo Medical
  Benefits Account           4761-067438             General Banking          General Banking                   $0              $0
Wells Fargo LLC Account      4487-099655             General Banking          General Banking                   $0              $0
Union Bank of California     6450-135869             General Banking          General Banking                   $0              $0
Union Bank of California
  - Payroll                  6450-136792             General Banking          General Banking                   $0              $0
Union Bank of California
  - General                   2180043112            CHPT. 11 Banking          General Banking                   $0              $0
Union Bank of California
  - General                   2180043244            CHPT. 11 Banking          General Banking             $116,415          $1,575
Union Bank of California
  - Payroll                   2180043252            CHPT. 11 Banking          General Banking               $5,835          $5,835
Union Bank of California
  - Tax                       2180043260            CHPT. 11 Banking          General Banking                   $0              $0
Union Bank of California
  - Medical                   2180043279            CHPT. 11 Banking          General Banking                   $0              $0
Union Bank of California
  - Flex Benefits             2180043287            CHPT. 11 Banking          General Banking                   $0              $0
Union Bank of California
  - Escrow                    2180043740            CHPT. 11 Banking          General Banking                   $0              $0
Union Bank of California
  - General Pre-petition      2180043147             General Banking          General Banking                   $0              $0
Union Bank of California
  - Payroll Pre-petition      2180043155             General Banking          General Banking                   $0              $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional         881-881235108          Money Market Funds      Account invests in          $51,061,752     $51,061,752
                                                                             A1/P1 funds only
Fidelity Institutional     0059-00493084842        Money Market Funds      Account invests in          $33,362,144     $33,362,144
                                                                             A1/P1 funds only
JP Morgan Institutional        5012931             Money Market Funds      Account invests in                   $0              $0
                                                                             A1/P1 funds only
Dreyfus Institutional       288-0981002876         Money Market Funds      Account invests in                   $0              $0
                                                                             A1/P1 funds only
INSTITUTIONAL ACCOUNTS -
  ST INVESTMENTS
AIG Money Market Fund        000MB2890-1       Investments in CP, Money    Account invests in           $5,509,022      $5,509,022
                                               Market Funds, Treasuries      A1/P1 funds only
Morgan Stanley & Co.          14-78C44-1       Investments in CP, Money    Account invests in          $39,552,679     $39,552,679
                                               Market Funds, Treasuries      A1/P1 funds only
Salomon Smith Barney         449-0H399-19      Investments in CP, Money    Account invests in                   $0              $0
                                               Market Funds, Treasuries      A1/P1 funds only
Lehman Brothers              833-79266-15      Investments in CP, Money    Account invests in           $1,221,051      $1,221,051
                                               Market Funds, Treasuries      A1/P1 funds only
Wells Fargo Asset Mgmt          138816         Investments in CP, Money    Account invests in             $151,662        $151,662
                                               Market Funds, Treasuries      A1/P1 funds only
Wells Fargo Asset Mgmt
  Pledged                      2215431         Investments in CP, Money  Account holds collateral       $1,472,951      $1,472,951
                                               Market Funds, Treasuries  for outstanding Letters
                                                                                of Credit
LT INVESTMENTS
Bank One                      204821-000           Government T-Strips     Restricted Bonds for           $216,594        $216,594
                                                                             Coupon payments
State Street Bank             127415-010          Money Market account      Escrow account for            $289,525        $289,525
                                                                              Tim Dreisbach

EQUITY INVESTMENTS
Lehman Brothers              833-41241-15           Equity stake in       Own 20,700 stake in PKTR         $73,278         $73,278
                                                    Packeteer, Inc.         at a purchase price
Petty Cash on hand                                                               of $0.25                   $1,000          $1,000

                                                                                                      ----------------------------
                                                                                                      $133,033,909    $132,919,069
                                                                                                      ============================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    07/31/02
                                          ----------------

                                                                                                   Actual              Cumulative
                                                                                                Current Month        (Case to Date)
                                                                                                -------------        --------------
     CASH RECEIPTS
1             Rent/Leases Collected
                                                                                                ---------------      --------------
2             Cash Received from Sales                                                                  $6,129            $834,466
                                                                                                ---------------      --------------
3             Interest Received                                                                       $175,631          $3,613,180
                                                                                                ---------------      --------------
4             Borrowings
                                                                                                ---------------      --------------
5             Funds from Shareholders, Partners, or Other Insiders
                                                                                                ---------------      --------------
6             Capital Contributions
                                                                                                ---------------      --------------
7                    Legal Settlement                                                                                       $9,000
              -----------------------------------------------------------------------------     ---------------      --------------
8                    Proceeds from sale of common stock in Packeteer, Inc.                                              $1,810,635
              -----------------------------------------------------------------------------     ---------------      --------------
9                    Interest Accrued on Government Strip                                                                 $913,643
              -----------------------------------------------------------------------------     ---------------      --------------
10                   Unrealized gain on short term investment                                                             $124,307
              -----------------------------------------------------------------------------     ---------------      --------------
11                   Proceeds from sale of fixed assets/Inventory                                                       $9,575,568
              -----------------------------------------------------------------------------     ---------------      --------------
12                   Miscellaneous refund                                                               $9,426            $809,110
              -----------------------------------------------------------------------------     ---------------      --------------
13                   Voided cashier's checks paid for pre-petition liabilities                                            $474,226
              -----------------------------------------------------------------------------     ---------------      --------------
14                   TOTAL CASH RECEIPTS                                                              $191,186         $18,164,135
                                                                                                ---------------      --------------
     CASH DISBURSEMENTS
15            Payments for Inventory
                                                                                                ---------------      --------------
16            Selling
                                                                                                ---------------      --------------
17            Administrative                                                                          $281,141         $10,816,115
                                                                                                ---------------      --------------
18            Capital Expenditures
                                                                                                ---------------      --------------
19            Principal Payments on Debt
                                                                                                ---------------      --------------
20            Interest and Principal Payment on Bonds (Court Approved)                                                 $39,000,000
                                                                                                ---------------      --------------
              Rent/Lease:
21                   Personal Property
                                                                                                ---------------      --------------
22                   Real Property                                                                     $10,467          $4,197,970
                                                                                                ---------------      --------------
              Amount Paid to Owner(s)/Officer(s)
23                   Salaries                                                                                             $222,327
                                                                                                ---------------      --------------
24                   Draws
                                                                                                ---------------      --------------
25                   Commissions/Royalties
                                                                                                ---------------      --------------
26                   Expense Reimbursements                                                                                 $7,618
                                                                                                ---------------      --------------
27                   Other (includes Retention Bonuses)                                                                   $142,897
                                                                                                ---------------      --------------
28            Salaries/Commissions (less employee withholding) (3)                                     $64,224          $4,446,363
                                                                                                ---------------      --------------
29            Management Fees
                                                                                                ---------------      --------------
              Taxes:
30                   Employee Withholding                                                                               $2,399,779
                                                                                                ---------------      --------------
31                   Employer Payroll Taxes                                                                               $351,492
                                                                                                ---------------      --------------
32                   Real Property Taxes                                                                                  $237,230
                                                                                                ---------------      --------------
33                   Other Taxes                                                                                          $229,867
                                                                                                ---------------      --------------
34            Other Cash Outflows:
                                                                                                ---------------      --------------
35                   ESPP refund                                                                                          $512,394
                     ----------------------------------------------------------------------     ---------------      --------------
36                   Employee Expense Reimbursements (3)                                                $2,200            $230,498
                     ----------------------------------------------------------------------     ---------------      --------------
37                   Severance                                                                                            $448,842
                     ----------------------------------------------------------------------     ---------------      --------------
38                   Reverse the unrealized gain for Packeteer Shares (1)                              $18,216          $1,640,834
                     ----------------------------------------------------------------------     ---------------      --------------
39                   Retention Bonus                                                                                      $838,713
                     ----------------------------------------------------------------------     ---------------      --------------
40                   Professional fees paid for services in connection with Chp 11 case               $544,461          $4,605,700
                     ----------------------------------------------------------------------     ---------------      --------------
41                   U.S. Trustee Quarterly Fees                                                        $8,500             $39,500
                     ----------------------------------------------------------------------     ---------------      --------------
42                   Expenses for Pre-petition liabilities (2)                                                            $750,000
                     ----------------------------------------------------------------------     ---------------      --------------
43                   Court Approved Administrative Payments (Worldcom & Spectrasite)                                    $1,457,923
                     ----------------------------------------------------------------------     ---------------      --------------
44                   TOTAL CASH DISBURSEMENTS:                                                        $929,209         $72,576,062
                                                                                                ---------------      --------------
45   NET INCREASE (DECREASE) IN CASH                                                                 ($738,023)       ($54,411,927)
                                                                                                ---------------      --------------
46   CASH BALANCE, BEGINNING OF PERIOD                                                            $133,657,092        $187,330,996
                                                                                                ---------------      --------------
47   CASH BALANCE, END OF PERIOD                                                                  $132,919,069        $132,919,069
                                                                                                ===============      ==============

NOTES:

     (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

     (2)  Reduction of restricted cash - Surety Bonds.

     (3) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    07/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                      $6,129         $834,466
                                                                                                   -------------   --------------
2          Rent/Leases Collected
                                                                                                   -------------   --------------
3          Interest Received                                                                           $175,631       $3,613,180
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                       $281,141      $10,816,115
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property
                                                                                                   -------------   --------------
8               Real Property                                                                           $10,467       $4,197,970
                                                                                                   -------------   --------------
9          Cash Paid for Interest
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits (3)                                                   $64,224       $4,446,363
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                                $222,327
                                                                                                   -------------   --------------
12              Draws
                                                                                                   -------------   --------------
13              Commissions/Royalties
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                                    $7,618
                                                                                                   -------------   --------------
15              Other (includes Retention Bonuses)                                                                      $142,897
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                                    $351,492
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                                 $2,399,779
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                                     $237,230
                                                                                                   -------------   --------------
19              Other Taxes                                                                                             $229,867
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses
                                                                                                   -------------   --------------
21         Other cash inflows:
           ----------------------------------------------------------------------------------      -------------   --------------
22              Legal settlement                                                                                          $9,000
           ----------------------------------------------------------------------------------      -------------   --------------
23              Proceeds from sale of common stock in Packeteer, Inc.                                                 $1,810,635
           ----------------------------------------------------------------------------------      -------------   --------------
24              Interest accrued on government strip                                                                    $913,643
           ----------------------------------------------------------------------------------      -------------   --------------
25              Unrealized gain on short term investment                                                                $124,307
           ----------------------------------------------------------------------------------      -------------   --------------
26              Proceeds from sale of fixed assets/Inventory                                                          $9,575,568
           ----------------------------------------------------------------------------------      -------------   --------------
27              Miscellaneous refund                                                                     $9,426         $809,110
           ----------------------------------------------------------------------------------      -------------   --------------
28              Voided cashier's checks paid for pre-petition expenses                                                  $474,226
           ----------------------------------------------------------------------------------      -------------   --------------
           Other cash outflows:
           ----------------------------------------------------------------------------------      -------------   --------------
29              ESPP refund                                                                                             $512,394
           ----------------------------------------------------------------------------------      -------------   --------------
30              Employee expense reimbursement (3)                                                       $2,200         $230,498
           ----------------------------------------------------------------------------------      -------------   --------------
31              Severance                                                                                               $448,842
           ----------------------------------------------------------------------------------      -------------   --------------
32              Reverse the unrealized gain on Packeteer shares (1)                                     $18,216       $1,640,834
           ----------------------------------------------------------------------------------      -------------   --------------
33              Retention Bonus                                                                                         $838,713
           ----------------------------------------------------------------------------------      -------------   --------------
34              Expenses for pre-petition liabilities (2)                                                               $750,000
           ----------------------------------------------------------------------------------      -------------   --------------
35              Interest and principal payment on Bonds (Court Approved)                                             $39,000,000
           ----------------------------------------------------------------------------------      -------------   --------------
36              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS          ($185,062)    ($48,308,804)
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
37         Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                   -------------   --------------
38         Professional Fees Paid for Services in Connection with Chp 11 Case                         ($544,461)     ($4,605,700)
                                                                                                   -------------   --------------
39         U.S. Trustee Quarterly Fees                                                                  ($8,500)        ($39,500)
           ----------------------------------------------------------------------------------      -------------   --------------
40         Court Approved Administrative Payments (Worldcom & Spectrasite)                                           ($1,457,923)
           ----------------------------------------------------------------------------------      -------------   --------------
41              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      ($552,961)     ($6,103,123)
                                                                                                   -------------   --------------
42  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                        ($738,023)    ($54,411,927)
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
43         Capital Expenditures
                                                                                                   -------------   --------------
44         Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                   -------------   --------------
45
           ----------------------------------------------------------------------------------      -------------   --------------
46              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
47         Net Borrowings (Except Insiders)
                                                                                                   -------------   --------------
48         Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                   -------------   --------------
49         Capital Contributions
                                                                                                   -------------   --------------
50         Principal Payments
                                                                                                   -------------   --------------
51
           ----------------------------------------------------------------------------------      -------------   --------------
52              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
53  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                              ($738,023)    ($54,411,927)
                                                                                                   -------------   --------------
54  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $133,657,092     $187,330,996
                                                                                                   -------------   --------------
55  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $132,919,069     $132,919,069
                                                                                                   =============   ==============

NOTES:

     (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

     (2)  Reduction of restricted cash - Surety Bonds.

     (3) Includes payments made to former employees who are currently working under consulting agreements.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.               CASE NO.     01-53297
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Jul-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X] (1)        [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  August 19, 2002                  /s/ Eugene A. Reilly
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    07/31/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      15   Rent/Lease:                                                             $0             $0
                                          Personal Property
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      20   Taxes:                                                                  $0             $0
                                          Employer Payroll Taxes
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      37 REORGANIZATION ITEMS:                                                     $0             $0
                                      Professional Fees
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Resulting Chp 11 Case
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     07/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT AMOUNT (b)
-------------------------------------------                  ------- ----------
         Secured claims  (a)                                     $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    07/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    07/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.            CASE NO.     01-53301
                                                     ------------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:   Jul-02                     PETITION DATE:   07/02/01
                     ------------                                ---------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting        [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor).

    Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR          AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                 FILING
                                                                         --------------      ------------          --------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------          --------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------          --------------

                                                                                                                     CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------          --------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------          --------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------          --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------          --------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------          --------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------          --------------

                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------          --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------          --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                      YES             NO
                                                                                         ---             --

8.  Have any payments been made on pre-petition debt, other than payments in the         [ ]             [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                [ ]             [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the               [ ]             [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?          [ ]             [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                 [X]             [ ]
    liability?

13. Are a plan and disclosure statement on file?                                         [X](1)          [ ]

14. Was there any post-petition borrowing during this reporting period?                  [ ]             [X]

15. Check if paid: Post-petition taxes  [ ];       U.S. Trustee Quarterly Fees  [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:      [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   August 19, 2002                 /s/ Eugene A. Reilly
      -------------------               ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    07/31/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule `B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Taxes:
   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------          Resulting Chp 11 Case                                        --------------    -----------
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     07/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
Federal
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT  AMOUNT(b)
-------------------------------------------                  -------  ---------
         Secured claims(a)                                       $0         $0
                                                             -------  ---------
         Priority claims other than taxes                        $0         $0
                                                             -------  ---------
         Priority tax claims                                     $0         $0
                                                             -------  ---------
         General unsecured claims                                $0         $0
                                                             -------  ---------

     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    07/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    07/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.        CASE NO.    01-53302
                                                     ----------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:    Jul-02                   PETITION DATE:    07/02/01
                     --------------                             ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor).

    Dollars reported in $1

                                                                       END OF CURRENT      END OF PRIOR       AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                           MONTH             MONTH               FILING
                                                                       --------------      ------------       --------------
    a.  Current Assets                                                            $0                $0
                                                                       --------------      ------------
    b.  Total Assets                                                              $0                $0                   $0
                                                                       --------------      ------------       --------------
    c.  Current Liabilities                                                       $0                $0
                                                                       --------------      ------------
    d.  Total Liabilities                                                         $0                $0                   $0
                                                                       --------------      ------------       --------------

                                                                                                                CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)

    a.  Total Receipts                                                            $0                $0                   $0
                                                                       --------------      ------------       --------------
    b.  Total Disbursements                                                       $0                $0                   $0
                                                                       --------------      ------------       --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                $0                   $0
                                                                       --------------      ------------       --------------
    d.  Cash Balance Beginning of Month                                           $0                $0                   $0
                                                                       --------------      ------------       --------------
    e.  Cash Balance End of Month (c + d)                                         $0                $0                   $0
                                                                       --------------      ------------       --------------

                                                                                                                CUMULATIVE
                                                                        CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                $0                   $0
                                                                       --------------      ------------       --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                $0
                                                                       --------------      ------------
6.  POST-PETITION LIABILITIES                                                     $0                $0
                                                                       --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                $0
                                                                       --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                              YES          NO
                                                                                                 ---          --
8.  Have any payments been made on pre-petition debt, other than payments in the                 [ ]          [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                        [ ]          [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                       [ ]          [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                  [ ]          [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                         [X]          [ ]
    liability?

13. Are a plan and disclosure statement on file?                                                 [X](1)       [ ]

14. Was there any post-petition borrowing during this reporting period?                          [ ]          [X]

15. Check if paid: Post-petition taxes   [ ];     U.S. Trustee Quarterly Fees  [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:       [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:    August 19, 2002                /s/ Eugene A. Reilly
      ---------------------             ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    07/31/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      15   Rent/Lease:                                                             $0             $0
------   --------   --------              Personal Property                                        --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      20   Taxes:                                                                  $0             $0
------   --------   --------              Employer Payroll Taxes                                   --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------          Resulting Chp 11 Case                                        --------------    -----------
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43       TOTAL REORGANIZATION ITEMS                                          $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     07/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                   --------------

       Weekly                                                   LIFO cost                                   --------------
                               ---------
       Monthly                                                  Lower of cost or market                     --------------
                               ---------
       Quarterly                                                Retail method                               --------------
                               ---------
       Semi-annually                                            Other                                       --------------
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT AMOUNT (b)
-------------------------------------------                  ------- ----------
         Secured claims  (a)                                     $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    07/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    07/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   Metricom DC, L.L.C.                 CASE NO.    01-53300
                                                     ----------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:    Jul-02                   PETITION DATE:    07/02/01
                     --------------                             ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                       END OF CURRENT       END OF PRIOR          AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                          MONTH               MONTH                FILING (1)
                                                                       --------------       ------------          --------------
    a.  Current Assets                                                            $0                 $0
                                                                       --------------      -------------
    b.  Total Assets                                                        $747,656           $747,656            $180,022,607
                                                                       --------------      -------------          --------------
    c.  Current Liabilities                                                  $35,937            $35,937
                                                                       --------------      -------------
    d.  Total Liabilities                                               $173,539,004       $173,539,004            $180,367,549
                                                                       --------------      -------------          --------------

                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH       PRIOR MONTH           (CASE TO DATE)

    a.  Total Receipts                                                            $0                 $0                      $0
                                                                       --------------      -------------          --------------
    b.  Total Disbursements                                                       $0                 $0                      $0
                                                                       --------------      -------------          --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                 $0                      $0
                                                                       --------------      -------------          --------------
    d.  Cash Balance Beginning of Month                                           $0                 $0                      $0
                                                                       --------------      -------------          --------------
    e.  Cash Balance End of Month (c + d)                                         $0                 $0                      $0
                                                                       --------------      -------------          --------------

                                                                                                                    CUMULATIVE
                                                                       CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                 $0           ($179,331,118)
                                                                       --------------      -------------          --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                 $0
                                                                       --------------      -------------
6.  POST-PETITION LIABILITIES                                                $35,937            $35,937
                                                                       --------------      -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                 $0
                                                                       --------------      -------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X] (2)        [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes   (3);      U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:       [ ].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

(2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

(3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   August 19, 2002                 /s/ Eugene A. Reilly
     ---------------------              ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    07/31/02
                                          ----------------

        CURRENT MONTH
-------------------------------                                                                         CUMULATIVE     NEXT MONTH
ACTUAL     FORECAST    VARIANCE                                                                       (CASE TO DATE)    FORECAST
------     --------    --------                                                                       --------------   ----------
                                      REVENUES:
   $0         n/a         n/a       1   Gross Sales                                                              $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a       2   less: Sales Returns & Allowances                                         $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a       3   Net Sales                                                                $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a       4   less: Cost of Goods Sold        (Schedule 'B')                           $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a       5   Gross Profit                                                             $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a       6   Interest                                                                 $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a       7   Other Income:                                                            $0        n/a
------     --------    --------                                ----------------------------------     --------------   ----------
                                    8
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                    9
------     --------    --------       -----------------------------------------------------------     --------------   ----------
   $0         n/a         n/a      10       TOTAL REVENUES                                                       $0        n/a
------     --------    --------                                                                       --------------   ----------
                                      EXPENSES:
   $0         n/a         n/a      11   Compensation to Owner(s)/Officer(s)                                      $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      12   Salaries                                                                 $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      13   Commissions                                                              $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      14   Contract Labor                                                           $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      15   Rent/Lease:                                                              $0        n/a
                                            Personal Property
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      16       Real Property                                                        $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      17   Insurance                                                                $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      18   Management Fees                                                          $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      19   Depreciation                                                             $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      20   Taxes:                                                                   $0        n/a
                                            Employer Payroll Taxes
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      21       Real Property Taxes                                                  $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      22       Other Taxes                                                          $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      23   Other Selling                                                            $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      24   Other Administrative                                                     $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      25   Interest                                                                 $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      26   Other Expenses:                                                          $0        n/a
------     --------    --------                                ----------------------------------     --------------   ----------
                                   27
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                   28
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                   29
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                   30
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                   31
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                   32
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                   33
------     --------    --------       -----------------------------------------------------------     --------------   ----------
                                   34
------     --------    --------       -----------------------------------------------------------     --------------   ----------
   $0         n/a         n/a      35       TOTAL EXPENSES                                                       $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      36 SUBTOTAL                                                                   $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      37 REORGANIZATION ITEMS:                                                      $0        n/a
                                        Professional Fees
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      38   Provisions for Rejected Executory Contracts                              $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      39   Interest Earned on Accumulated Cash from                                 $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a           Resulting Chp 11 Case                                                    $0        n/a
------     --------    --------                                                                       --------------   ----------
              n/a         n/a      40   Gain or (Loss) from Sale of Equipment (1)                     ($179,164,338)       n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      41   U.S. Trustee Quarterly Fees                                              $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      42   Pre-petition California sales tax liabilities                     ($166,780)       n/a
------     --------    --------       -----------------------------------------------------------     --------------   ----------
   $0         n/a         n/a      43        TOTAL REORGANIZATION ITEMS                               ($179,331,118)       n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                 ($179,331,118)       n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      45   Federal & State Income Taxes                                             $0        n/a
------     --------    --------                                                                       --------------   ----------
   $0         n/a         n/a      46 NET PROFIT (LOSS)                                               ($179,331,118)       n/a
======     ========    ========                                                                       ==============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:

     (1)  To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED    07/31/02
                                             ----------------

    ASSETS

                                                                             FROM SCHEDULES            BOOK VALUE
                                                                             --------------            ----------
          CURRENT ASSETS
 1              Cash and cash equivalents - unrestricted                                                      $0
                                                                                                       ----------
 2              Cash and cash equivalents - restricted                                                        $0
                                                                                                       ----------
 3              Accounts receivable (net)                                          A                          $0
                                                                                                       ----------
 4              Inventory                                                          B                          $0
                                                                                                       ----------
 5              Prepaid expenses                                                                              $0
                                                                                                       ----------
 6              Professional retainers                                                                        $0
                                                                                                       ----------
 7              Other:                                                                                        $0
                         -----------------------------------------------                               ----------
 8
                --------------------------------------------------------                               ----------
 9                       TOTAL CURRENT ASSETS                                                                 $0
                                                                                                       ----------
          PROPERTY AND EQUIPMENT (BOOK VALUE)
10              Real property                                                      C                          $0
                                                                                                       ----------
11              Machinery and equipment                                            D                          $0
                                                                                                       ----------
12              Furniture and fixtures                                             D                          $0
                                                                                                       ----------
13              Office equipment                                                   D                          $0
                                                                                                       ----------
14              Leasehold improvements                                             D                          $0
                                                                                                       ----------
15              Vehicles                                                           D                          $0
                                                                                                       ----------
16              Other:                                                             D                          $0
                         -----------------------------------------------                               ----------
17                                                                                 D
                --------------------------------------------------------                               ----------
18                                                                                 D
                --------------------------------------------------------                               ----------
19                                                                                 D
                --------------------------------------------------------                               ----------
20                                                                                 D
                --------------------------------------------------------                               ----------
21                       TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                                       ----------
          OTHER ASSETS
22              Loans to shareholders                                                                         $0
                                                                                                       ----------
23              Loans to affiliates                                                                           $0
                                                                                                       ----------
24              Intercompany-Metricom Inc., the parent company                                          $747,656
                --------------------------------------------------------                               ----------
25
                --------------------------------------------------------                               ----------
26
                --------------------------------------------------------                               ----------
27
                --------------------------------------------------------                               ----------
28                       TOTAL OTHER ASSETS                                                             $747,656
                                                                                                       ----------
29                       TOTAL ASSETS                                                                   $747,656
                                                                                                       ==========

NOTE:
     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

     Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES
30                       Salaries and wages                                                                               $0
                                                                                                               --------------
31                       Payroll taxes                                                                                    $0
                                                                                                               --------------
32                       Real and personal property taxes                                                                 $0
                                                                                                               --------------
33                       Income taxes                                                                                     $0
                                                                                                               --------------
34                       Sales taxes                                                                                 $35,937
                                                                                                               --------------
35                       Notes payable (short term)                                                                       $0
                                                                                                               --------------
36                       Accounts payable (trade)                                                   A                     $0
                                                                                                               --------------
37                       Real property lease arrearage                                                                    $0
                                                                                                               --------------
38                       Personal property lease arrearage                                                                $0
                                                                                                               --------------
39                       Accrued professional fees                                                                        $0
                                                                                                               --------------
40                       Current portion of long-term post-petition debt (due within 12 months)                           $0
                                                                                                               --------------
41                       Other:
                                      ---------------------------------------------------                      --------------
42
                         ----------------------------------------------------------------                      --------------
43
                         ----------------------------------------------------------------                      --------------
44                       TOTAL CURRENT LIABILITIES                                                                   $35,937
                                                                                                               --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                      $0
                                                                                                               --------------
46                       TOTAL POST-PETITION LIABILITIES                                                             $35,937
                                                                                                               --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47                       Secured claims                                                             F                     $0
                                                                                                               --------------
48                       Priority unsecured claims                                                  F                     $0
                                                                                                               --------------
49                       General unsecured claims (1)                                               F           $173,503,067
                                                                                                               --------------
50                       TOTAL PRE-PETITION LIABILITIES                                                         $173,503,067
                                                                                                               --------------
51                       TOTAL LIABILITIES                                                                      $173,539,004
                                                                                                               --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing (1)                                                 $1,354,797
                                                                                                               --------------
53              Capital Stock                                                                                     $5,184,973
                                                                                                               --------------
54              Additional paid-in capital
                                                                                                               --------------
55              Cumulative profit/(loss) since filing of case                                                  ($179,331,118)
                                                                                                               --------------
56              Post-petition contributions/(distributions) or (draws)
                                                                                                               --------------
57
                         ----------------------------------------------------------------                      --------------
58              Market value adjustment
                                                                                                               --------------
59                       TOTAL EQUITY (DEFICIT)                                                                ($172,791,348)
                                                                                                               --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $747,656
                                                                                                               ==============

    NOTE: (1)  Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                        ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                       [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                      ----------------------- ---------------   ------------------
     0 -30 Days                                                           $0              $0
                                                      ----------------------- ---------------
     31-60 Days                                                           $0              $0
                                                      ----------------------- ---------------
     61-90 Days                                                           $0              $0                   $0
                                                      ----------------------- ---------------   ------------------
     91+ Days                                                             $0              $0
                                                      ----------------------- ---------------
     Total accounts receivable/payable                                    $0              $0
                                                      ----------------------- ===============
     Allowance for doubtful accounts                                      $0
                                                      -----------------------
     Accounts receivable (net)                                            $0
                                                      =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)
                                         INVENTORY(IES)
                                           BALANCE AT         COST OF GOODS SOLD
                                          END OF MONTH        INVENTORY BEGINNING OF MONTH                              $0
                                                                                                           ----------------
                                                              Add -                                                     $0
                                                                                                           ----------------
     Retail/Restaurants -                                       Net purchase                                            $0
                                                                                                           ----------------
       Product for resale                           $0          Direct labor                                            $0
                                         --------------                                                    ----------------
                                                                Manufacturing overhead                                  $0
                                                                                                           ----------------
     Distribution -                                             Freight in                                              $0
                                                                                                           ----------------
       Products for resale                          $0          Other:                                                  $0
                                         --------------                                                    ----------------

                                                              ------------------------------------------   ----------------
     Manufacturer -
                                                              ------------------------------------------   ----------------
       Raw Materials                                $0
                                         --------------
       Work-in-progress                             $0        Less -
                                         --------------
       Finished goods                               $0          Inventory End of Month                                  $0
                                         --------------                                                    ----------------
                                                                Shrinkage                                               $0
                                                                                                           ----------------
     Other - Explain                                $0          Personal Use                                            $0
                                         --------------                                                    ----------------

     ------------------------------------
                                                              Cost of Goods Sold                                        $0
     ------------------------------------                                                                  ================
         TOTAL                                      $0
                                         ==============

     METHOD OF INVENTORY CONTROL                              INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?    Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]

     How often do you take a complete physical inventory?     Valuation methods -

                                                                  FIFO cost                                          [ ]

       Weekly                                                     LIFO cost                                          [ ]
                               ---------
       Monthly                                                    Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                  Retail method                                      [ ]
                               ---------
       Semi-annually                                              Other                                              [ ]
                               ---------
       Annually                                                     Explain
                               ---------
Date of last physical inventory was  Not Applicable
                                     ---------------------       -------------------------------------------------------

                                                                 -------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     ---------------------       -------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                       COST        MARKET VALUE
                                                                                  ----        ------------
        None                                                                         $0                 $0
        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------
        Total                                                                        $0                 $0
                                                                                ========     ==============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                       COST       NET BOOK VALUE
                                                                                  ----       --------------
Machinery & Equipment -

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------
        Total                                                                        $0                 $0
                                                                                ========     ==============
Furniture & Fixtures -
        None                                                                         $0                 $0
        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------
        Total                                                                        $0                 $0
                                                                                ========     ==============
Office Equipment -
        None                                                                         $0                 $0
        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------
        Total                                                                        $0                 $0
                                                                                ========     ==============
Leasehold Improvements -
        None                                                                         $0                 $0
        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------
        Total                                                                        $0                 $0
                                                                                ========     ==============
Vehicles -
        None                                                                         $0                 $0
        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------

        --------------------------------------------------------                --------     --------------
        Total                                                                        $0                 $0
                                                                                ========     ==============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                            0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS     TOTAL
                                                         ---------    ----------    ----------    --------     -----
FEDERAL
         Income Tax Withholding                                                                                    $0
                                                         ---------    ----------    ----------    --------    --------
         FICA - Employee                                                                                           $0
                                                         ---------    ----------    ----------    --------    --------
         FICA - Employer                                                                                           $0
                                                         ---------    ----------    ----------    --------    --------
         Unemployment (FUTA)                                                                                       $0
                                                         ---------    ----------    ----------    --------    --------
         Income                                                                                                    $0
                                                         ---------    ----------    ----------    --------    --------
         Other (Attach List)                                                                                       $0
                                                         ---------    ----------    ----------    --------    --------
TOTAL FEDERAL TAXES                                            $0            $0            $0          $0          $0
                                                         ---------    ----------    ----------    --------    --------
STATE AND LOCAL
         Income Tax Withholding                                                                                    $0
                                                         ---------    ----------    ----------    --------    --------
         Unemployment (UT)                                                                                         $0
                                                         ---------    ----------    ----------    --------    --------
         Disability Insurance (DI)                                                                                 $0
                                                         ---------    ----------    ----------    --------    --------
         Empl. Training Tax (ETT)                                                                                  $0
                                                         ---------    ----------    ----------    --------    --------
         Sales                                                                                    $35,937     $35,937
                                                         ---------    ----------    ----------    --------    --------
         Excise                                                                                                    $0
                                                         ---------    ----------    ----------    --------    --------
         Real property                                                                                             $0
                                                         ---------    ----------    ----------    --------    --------
         Personal property                                                                                         $0
                                                         ---------    ----------    ----------    --------    --------
         Income                                                                                                    $0
                                                         ---------    ----------    ----------    --------    --------
         Other (Attach List)                                                                                       $0
                                                         ---------    ----------    ----------    --------    --------
TOTAL STATE & LOCAL TAXES                                      $0            $0            $0     $35,937     $35,937
                                                         ---------    ----------    ----------    --------    --------
TOTAL TAXES                                                    $0            $0            $0     $35,937     $35,937
                                                         =========    ==========    ==========    ========    ========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                   CLAIMED         ALLOWED
                                                                                   AMOUNT         AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                         (1)              (2)
-------------------------------------------                                    -------------    -------------
         Secured claims  (a)                                                             $0               $0
                                                                               -------------    -------------
         Priority claims other than taxes                                                $0               $0
                                                                               -------------    -------------
         Priority tax claims                                                        $25,122               $0
                                                                               -------------    -------------
         General unsecured claims                                              $180,342,426     $173,503,067
                                                                               -------------    -------------

     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

     (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

     (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                               ACCOUNT 1              ACCOUNT 2             ACCOUNT 3           ACCOUNT 4
                                               ---------              ---------             ---------           ---------
Bank                                      Wells Fargo LLC
                                          --------------------- ---------------------- -------------------- -------------------
Account Type                              General Banking
                                          --------------------- ---------------------- -------------------- -------------------
Account No.                               4487-099655
                                          --------------------- ---------------------- -------------------- -------------------
Account Purpose                           General Banking
                                          --------------------- ---------------------- -------------------- -------------------
Balance, End of Month                                       $0
                                          --------------------- ---------------------- -------------------- -------------------
Total Funds on Hand for all Accounts                        $0
                                          =====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED     07/31/02
                                         ------------------

                                                                                             Actual            Cumulative
                                                                                         Current Month       (Case to Date)
                                                                                         -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                                 $0                   $0
                                                                                         --------------      ---------------
2             Cash Received from Sales                                                              $0                   $0
                                                                                         --------------      ---------------
3             Interest Received                                                                     $0                   $0
                                                                                         --------------      ---------------
4             Borrowings                                                                            $0                   $0
                                                                                         --------------      ---------------
5             Funds from Shareholders, Partners, or Other Insiders                                  $0                   $0
                                                                                         --------------      ---------------
6             Capital Contributions                                                                 $0                   $0
                                                                                         --------------      ---------------
7
              ------------------------------------------------------------------         --------------      ---------------
8
              ------------------------------------------------------------------         --------------      ---------------
9
              ------------------------------------------------------------------         --------------      ---------------
10
              ------------------------------------------------------------------         --------------      ---------------
11
              ------------------------------------------------------------------         --------------      ---------------
12                  TOTAL CASH RECEIPTS                                                             $0                   $0
                                                                                         --------------      ---------------
     CASH DISBURSEMENTS
                                                                                         --------------      ---------------
13            Payments for Inventory                                                                $0                   $0
                                                                                         --------------      ---------------
14            Selling                                                                               $0                   $0
                                                                                         --------------      ---------------
15            Administrative                                                                        $0                   $0
                                                                                         --------------      ---------------
16            Capital Expenditures                                                                  $0                   $0
                                                                                         --------------      ---------------
17            Principal Payments on Debt                                                            $0                   $0
                                                                                         --------------      ---------------
18            Interest Paid                                                                         $0                   $0
                                                                                         --------------      ---------------
              Rent/Lease:                                                                           $0                   $0
                                                                                         --------------      ---------------
19                  Personal Property                                                               $0                   $0
                                                                                         --------------      ---------------
20                  Real Property                                                                   $0                   $0
                                                                                         --------------      ---------------
              Amount Paid to Owner(s)/Officer(s)                                                    $0                   $0
                                                                                         --------------      ---------------
21                  Salaries                                                                        $0                   $0
                                                                                         --------------      ---------------
22                  Draws                                                                           $0                   $0
                                                                                         --------------      ---------------
23                  Commissions/Royalties                                                           $0                   $0
                                                                                         --------------      ---------------
24                  Expense Reimbursements                                                          $0                   $0
                                                                                         --------------      ---------------
25                  Other                                                                           $0                   $0
                                                                                         --------------      ---------------
26            Salaries/Commissions (less employee withholding)                                      $0                   $0
                                                                                         --------------      ---------------
27            Management Fees                                                                       $0                   $0
                                                                                         --------------      ---------------
              Taxes:                                                                                $0                   $0
                                                                                         --------------      ---------------
28                  Employee Withholding                                                            $0                   $0
                                                                                         --------------      ---------------
29                  Employer Payroll Taxes                                                          $0                   $0
                                                                                         --------------      ---------------
30                  Real Property Taxes                                                             $0                   $0
                                                                                         --------------      ---------------
31                  Other Taxes                                                                     $0                   $0
                                                                                         --------------      ---------------
32            Other Cash Outflows:                                                                  $0                   $0
                                                                                         --------------      ---------------
33
                    ------------------------------------------------------------         --------------      ---------------
34
                    ------------------------------------------------------------         --------------      ---------------
35
                    ------------------------------------------------------------         --------------      ---------------
36
                    ------------------------------------------------------------         --------------      ---------------
37
                    ------------------------------------------------------------         --------------      ---------------
38                  TOTAL CASH DISBURSEMENTS:                                                       $0                   $0
                                                                                         --------------      ---------------
39   NET INCREASE (DECREASE) IN CASH                                                                $0                   $0
                                                                                         --------------      ---------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                              $0                   $0
                                                                                         --------------      ---------------
41   CASH BALANCE, END OF PERIOD                                                                    $0                   $0
                                                                                         ==============      ===============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED     07/31/02
                                         ------------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   ---------------
1          Cash Received from Sales                                                                          $0                $0
                                                                                                   -------------   ---------------
2          Rent/Leases Collected                                                                             $0                $0
                                                                                                   -------------   ---------------
3          Interest Received                                                                                 $0                $0
                                                                                                   -------------   ---------------
4          Cash Paid to Suppliers                                                                            $0                $0
                                                                                                   -------------   ---------------
5          Cash Paid for Selling Expenses                                                                    $0                $0
                                                                                                   -------------   ---------------
6          Cash Paid for Administrative Expenses                                                             $0                $0
                                                                                                   -------------   ---------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0                $0
                                                                                                   -------------   ---------------
8               Real Property                                                                                $0                $0
                                                                                                   -------------   ---------------
9          Cash Paid for Interest                                                                            $0                $0
                                                                                                   -------------   ---------------
10         Cash Paid for Net Payroll and Benefits                                                            $0                $0
                                                                                                   -------------   ---------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0                $0
                                                                                                   -------------   ---------------
12              Draws                                                                                        $0                $0
                                                                                                   -------------   ---------------
13              Commissions/Royalties                                                                        $0                $0
                                                                                                   -------------   ---------------
14              Expense Reimbursements                                                                       $0                $0
                                                                                                   -------------   ---------------
15              Other                                                                                        $0                $0
                                                                                                   -------------   ---------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0                $0
                                                                                                   -------------   ---------------
17              Employee Withholdings                                                                        $0                $0
                                                                                                   -------------   ---------------
18              Real Property Taxes                                                                          $0                $0
                                                                                                   -------------   ---------------
19              Other Taxes                                                                                  $0                $0
                                                                                                   -------------   ---------------
20         Cash Paid for General Expenses                                                                    $0                $0
                                                                                                   -------------   ---------------
21
           ---------------------------------------------------------------------------------       -------------   ---------------
22
           ---------------------------------------------------------------------------------       -------------   ---------------
23
           ---------------------------------------------------------------------------------       -------------   ---------------
24
           ---------------------------------------------------------------------------------       -------------   ---------------
25
           ---------------------------------------------------------------------------------       -------------   ---------------
26
           ---------------------------------------------------------------------------------       -------------   ---------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0                $0
                                                                                                   -------------   ---------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0                $0
                                                                                                   -------------   ---------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0                $0
                                                                                                   -------------   ---------------
30         U.S. Trustee Quarterly Fees                                                                       $0                $0
                                                                                                   -------------   ---------------
31
           ---------------------------------------------------------------------------------       -------------   ---------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0                $0
                                                                                                   -------------   ---------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0                $0
                                                                                                   -------------   ---------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0                $0
                                                                                                   -------------   ---------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0                $0
                                                                                                   -------------   ---------------
36
           ---------------------------------------------------------------------------------       -------------   ---------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0                $0
                                                                                                   -------------   ---------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0                $0
                                                                                                   -------------   ---------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0                $0
                                                                                                   -------------   ---------------
40         Capital Contributions                                                                             $0                $0
                                                                                                   -------------   ---------------
41         Principal Payments                                                                                $0                $0
                                                                                                   -------------   ---------------
42
           ---------------------------------------------------------------------------------       -------------   ---------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0                $0
                                                                                                   -------------   ---------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0                $0
                                                                                                   -------------   ---------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0                $0
                                                                                                   -------------   ---------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0                $0
                                                                                                   =============   ===============